EXHIBIT 10.6

SECOND AMENDMENT

TO THE

PROFESSIONAL CONSULTING AGREEMENT

This SECOND AMENDMENT is to modify, delete and add certain terms and conditions to that certain Professional Consulting Agreement by and between Roberto Forlani and Power Clouds Inc., a Nevada corporation (“PWCL”) signed by both parties on November 12, 2015, with an effective date of January 1, 2016, and subsequently assigned on December 30, 2016 to TELENERGIA EUROPE SRL, a ROMANIAN corporation with registered address of Strada Madrigalului 42A, Apartment 4, 2nd room (“TES”) (the “Agreement”).

Unless otherwise indicated, terms used herein that are defined in the Agreement shall have the same meanings herein as in the Agreement.

The parties hereto agree as follows:

1. Immediately effective upon the full execution of this Amendment, TES hereby agrees to reduce its annual fees to One Hundred Twenty Thousand Dollars ($120,000) per year.

2. In accordance with the above, Section 4.1 of the Agreement shall be modified so that it reads as follows:

4.1 Base Fee. As compensation for TES's performance of its duties hereunder, Company shall pay to TES a quarterly fee of Thirty Thousand Dollars ($30,000.00) payable quarterly in advance pursuant to invoices submitted by TES. In the event this Agreement is terminated by either party, for any reason, TES will be compensated in accordance with the terms and conditions set forth in Section 6 below.

Except as herein modified, all the terms and conditions of the above referenced Agreement shall remain in full force and effect. In the event of any conflict between this Second Amendment and the Agreement, the provisions of this Second Amendment shall prevail.

The parties hereby agree that signatures transmitted and received via facsimile or other electronic means shall be treated for all purposes of this Second Amendment as original signatures and shall be deemed valid, binding and enforceable by and against both parties.

BOTH PARTIES HERETO REPRESENT THAT THEY HAVE READ THIS SECOND AMENDMENT, UNDERSTAND IT, AGREE TO BE BOUND BY ALL TERMS AND CONDITIONS STATED HEREIN, AND ACKNOWLEDGE RECEIPT OF A SIGNED, TRUE AND EXACT COPY OF THIS AMENDMENT.

Second Amendment

Professional Consulting Agreement

Initials: _______

Power Clouds Initials: ______

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IN WITNESS WHEREOF, the parties hereto have agreed to amend the terms and conditions of the Second Amendment.

POWER CLOUDS INC.

By:	/s/ Vincent Browne
Name:	Vincent Browne
Its:	Chief Executive Officer
Date:	November 8, 2017

TELENERGIA EUROPE SRL

By:	/s/ Francesco Messina
Name:	Francesco Messina
Its:	Sole Director
Date:	November 8, 2017

Second Amendment

Professional Consulting Agreement

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